EXHIBIT 23




                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Company's Registration Statements on Form S-8 (Nos. 2-96616, 33-677, 2-77778, 2-83297,
2-81753,  33-17875, 33-25396, 33-25674, 33-19911, 333-02033) of our report dated
May 15, 1998 appearing on page 13 of the Ralston Purina Company Savings Investment Plan's Annual Report on Form 11-K for the year ended December 31, 1997.




/s/  Price  Waterhouse LLP
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Price  Waterhouse LLP
St.  Louis,  Missouri
June  29,  1998